SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                            SCHEDULE 14A INFORMATION


                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                               (Amendment No. ___)



Filed by Registrant                          [ ]
Filed by a Party other than the Registrant   [X]

Check the appropriate box:

[X]   Preliminary Proxy Statement
[ ]   Confidential, for Use of the Commission Only
          (as permitted by Rule 14a-6(e)(2))
[ ]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Section 240.14(a)-12


                            SALES ONLINE DIRECT, INC.
                 -----------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                       Gregory Rotman and Richard Rotman,
           ----------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement if other than Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]   No fee required

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


     (1)  Title of each class of securities to which transaction applies:

          ------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ------------------------------------------------

     (5)  Total fee paid:

          ------------------------------------------------

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ------------------------------------------------

     (3)  Filing Party:

          ------------------------------------------------

     (4)  Date Filed:

          ------------------------------------------------

                           PRELIMINARY PROXY STATEMENT

                                 GREGORY ROTMAN
                                 RICHARD ROTMAN
                             725 SOUTHBRIDGE STREET
                         WORCESTER, MASSACHUSETTS 01610


                                      * * *


                PROXY STATEMENT IN SUPPORT OF THE ROTMAN GROUP'S
                      NOMINEES FOR ELECTION AS DIRECTORS OF
                            SALES ONLINE DIRECT, INC.

         2000 SPECIAL MEETING IN LIEU OF ANNUAL MEETING OF STOCKHOLDERS


                                  INTRODUCTION


     This Proxy Statement and the accompanying [BLUE] proxy card are being furnished in connection with the solicitation of proxies by Gregory Rotman and Richard Rotman (the "Rotman Group") for use at the 2000 Special Meeting In Lieu of Annual Meeting of Stockholders of Sales OnLine Direct, Inc. (the "Company") scheduled for September 7, 2000 at 10:00 a.m. at the offices of the Company, 4 Brussels Street, Suite 220, Worcester, Massachusetts 01601, or any adjournment or postponement thereof (the "Meeting") which has been called to elect the Company's Board of Directors. This Proxy Statement and the [BLUE] proxy card are first being sent to shareholders of the Company on or about August 7, 2000. The Company's principal executive offices are located at 4 Brussels Street, Suite 220, Worcester, Massachusetts 01610.

     The record date (the "Record Date") for determining stockholders entitled to notice of, and to vote at, the Meeting is August 1, 2000. As of the Record Date, there were outstanding [47,056,140] shares of Common Stock, par value $.001 per share of the Company.

     As of the Record Date, members of the Rotman Group and other participants in the Rotman Group's solicitation, beneficially own, in the aggregate, 18,614,031 shares or 39.4% of the Company's outstanding Common Stock and are seeking your vote at the

Meeting for the election of John Martin, Andrew Pilaro, Gregory Rotman and Richard Rotman (the "Nominees") as Directors of the Company for a term expiring at the 2001 Annual Meeting of Stockholders and until their successors are elected and qualified. Each of the members of the Rotman Group intends to vote his shares of Common Stock for the election of the Nominees. Certain additional information concerning the members of the Rotman Group and other participants in the Rotman Group's solicitation is set forth elsewhere in this Proxy Statement.


                        VOTING AND REVOCATION OF PROXIES

     Holders of record of the Company's Common Stock on the Record Date are entitled to one vote per share for the election of Directors at the Meeting.

     The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock authorized to vote will constitute a quorum for the transaction of business at the Meeting. Abstentions and broker non-votes will be counted in determining whether a quorum is present at the Meeting. Directors are elected by a plurality of the votes of the shares present in person or represented by proxy at the Meeting and entitled to vote on the election of directors and abstentions have no effect.

     The Rotman Group is not aware of any matter other than the election of Directors at the Meeting. Should any other business properly come before the Meeting, the Rotman Group's [BLUE] proxy card confers upon the Rotman Group's proxy holders discretionary authority to vote in respect to any such business in accordance with their judgment.

     Execution and delivery of a proxy card will not effect a stockholder's right to attend the Meeting and vote in person. A stockholder in whose name the shares are registered as of the Record Date and who has given a proxy may revoke it at any time before it is voted by executing and delivering a written revocation to the Rotman Group or to the Secretary of the Company, by presentation of a later dated proxy or by attending the Meeting and voting by ballot (which has the effect of revoking the prior proxy). Attendance at the Meeting, however, will not in and of itself revoke a proxy.

     A shareholder who is a beneficial owner but not a registered owner as of the Record Date, cannot vote his or her shares except by the shareholder's broker, bank or nominee executing a proxy on his or her behalf.

     Whether or not you plan to attend the Meeting, please sign, mark and date the enclosed [BLUE] proxy card and return it in the accompanying envelope as soon as possible. Sign your [BLUE] proxy card exactly as your name appears on the label.


                           THE ROTMAN GROUP'S NOMINEES

     Certain information regarding the Nominees, their present principal occupations and business addresses, their business experience, their ages, the aggregate number of shares of the Company's Common Stock beneficially owned by each of them as of August 1, 2000 is set forth below. A summary of their transaction history with respect to the Company's Common Stock during the past two years is set forth below under "Certain Information About Nominees".



                                                                                 SHARES OWNED OF
        NAME, PRINCIPAL OCCUPATION,                                                  RECORD OR         PERCENTAGE
          BUSINESS ADDRESS AND AGE                   BUSINESS EXPERIENCES          BENEFICIALLY        OF CLASS
          ------------------------                   --------------------          ------------        --------

John Martin                                   Since May 1999,  Chief  Technology     147,875(1)             *
Chief Technology Officer of the               Officer  of  the   Company.   From
Company,                                      ____    1997    to    May    1999,
4 Brussels Street, Worcester,                 Instructor,    Clark    University
Massachusetts 01610                           Computer  Career  Institute.  From
Age: 35                                       August 1996 to May 1999,  Software
                                              Engineer,  Sybase,  Inc. (software
                                              development)  From  prior  to 1995
                                              to     August     1996,     Senior
                                              Programmer,  Presidax (manufacture
                                              of barcoded labels)


Andrew Pilaro                                 Since August,  1996,  Assistant to       1,700                *
Assistant to Chairman of CAP                  Chairman of CAP  Advisors  Limited
Advisers Limited                              (venture    capital   fund)   with
36 Fitzwilliam Place, Dublin 2,               responsibility     for    property
Ireland                                       management;  from August,  1995 to
Age: 30                                       August,  1996,  ______ of  Fowler,
                                              Rosenau  &  Geary,   L.P.   (stock
                                              specialist firm).



                                       -3-


                                                                                 SHARES OWNED OF
        NAME, PRINCIPAL OCCUPATION,                                                  RECORD OR         PERCENTAGE
          BUSINESS ADDRESS AND AGE                   BUSINESS EXPERIENCES          BENEFICIALLY        OF CLASS
          ------------------------                   --------------------          ------------        --------

Gregory Rotman                                Since February,  1999, President &      8,309,005           17.66%
President and Chief Executive                 Chief  Executive  Officer  of  the
Officer of the Company,                       Company.   From   1995  to   1998,
4 Brussels Street, Worcester,                 Partner of  Teamworks,  Inc.,  LLC
Massachusetts 01616                           (design,  financing  and build-out
Age: 34                                       of MCI National Sports Museum.)


Richard Rotman                                Since   February,    1999,   Chief     10,155,451           21.58%
Chief Financial Officer, Vice                 Financial Officer,  Vice President
President and Secretary of the                & Secretary of the  Company.  From
Company,                                      February, 1997 to February,  1999,
4 Brussels Street, Worcester,                 President   of  Rotman   Auctions,
Massachusetts 01610                           Inc.  (a  full-service  collection
Age: 29                                       house).  From  prior  to  1995  to
                                              February,  1997, Operation Manager
                                              of  Rotman  Collectibles   (sports
                                              memorabilia).

---------------------
*   Less than 1%
(1) Represents currently exercisable options to purchase shares of Common Stock of the Company.

     Gregory Rotman and Richard Rotman are brothers. Each of Gregory Rotman and Richard Rotman was first elected a Director in 1999. SEE "Certain Information about Nominees" below.


     Each Nominee has consented to serve as a director of the Company, if elected. If any Nominee is unable or declines to serve, the discretionary authority provided to the Rotman Group's proxy holders will be exercised to vote at the Meeting for a substitute designed by the Rotman Group's proxy holders. The Rotman Group has no reason to believe that any of its Nominees will be unable to or will decline to serve.


                  THE SOLICITATION EXPENSES OF THE ROTMAN GROUP

     The cost of solicitation will be borne initially by the Rotman Group. Total expenditures for the solicitation, including fees for attorneys, accountants, financial advisors, solicitors, advertising, printing, transportation, and other costs incidental to the solicitation are estimated to be approximately $_____________, of which approximately $15,000 of such expenditures have been made to date. If elected, the Nominees intend to seek reimbursement from the Company without a vote of the Company's security holders for the Rotman Group's expenses incurred in connection with the Rotman Group's solicitation of proxies.

     The Rotman Group has engaged D.F. King & Co., Inc. to assist in the solicitation process. D.F. King & Co., Inc. will be paid its reasonable and customary fees for its services, and will be reimbursed for its expenses. D.F. King & Co., Inc. will use approximately ____ persons in its solicitation efforts. In addition to the use of the mails, solicitations of proxies may be made by means of personal calls upon, or telephonic communications to or with stockholders or their personal representatives by members of the Rotman Group and by D.F. King & Co., Inc. Copies of the soliciting materials of the Rotman Group will be furnished to banks, brokerage houses, fiduciaries and other nominees for forwarding to beneficial owners of shares and the Rotman Group will reimburse them for their reasonable out-of-pocket expenses for forwarding such materials.

               CERTAIN INFORMATION ABOUT THE NOMINEES AND CERTAIN
               RELATIONSHIPS BETWEEN THE NOMINEES AND THE COMPANY

     On February 25, 1999, the Company purchased all of the outstanding common stock of Internet Auction, Inc., a Massachusetts corporation ("Internet Auction"), which was wholly owned by Gregory Rotman, Richard Rotman, Marc Stengel and Hannah Kramer, (the "IA Shareholders") in exchange for the issuance to the IA Shareholders of an aggregate of 37,368,912 shares, representing approximately 80%, of the Company's common stock (the "Transaction"). As a result of the Transaction the principal business of Internet Auction became the business of the Company and Gregory Rotman, Richard Rotman, Marc Stengel and Hannah Kramer became the Directors of the Company.

     Gregory Rotman and Richard Rotman became executive officers of the Company in February 1999. For the year ended December 31, 1999, the Company paid Gregory Rotman, its President and Chief Executive Officer, and Richard S. Rotman, its Chief Financial Officer, Vice President and Secretary, $124,519 and $126,194, respectively. For the year ended December 31, 1999 Martin received compensation of $______ from the Company.

     In connection with the Transaction, Martin was granted options to purchase 471,000 shares of Common Stock of the Company at an exercise price of $.01 per share, of which 147,875 are currently exercisable. No stock options were granted to or exercised by Gregory Rotman or Richard Rotman in the fiscal year ended December 31, 1999. Gregory Rotman and Richard Rotman held no option to purchase Common Stock of the Company at December 31, 1999.

     Andrew Pilaro purchased 700 shares of Common Stock at a price of $7.00 per share on April 22, 1999 and 1000 shares of Common Stock at a purchase price of $.75 on October 28, 1999.

     In September 1999, the Company purchased certain computer equipment, Internet research technology and coding material for a purchase price of $70,000 from a corporation owned by Gregory Rotman and Richard Rotman.

     All of the purchases and sales of Common Stock of the Company by John Martin, Andrew Pilaro, Gregory Rotman and Richard Rotman within the past two years are set forth above. Except as set forth above, none of John Martin, Andrew Pilaro, Gregory Rotman or Richard Rotman is, or within the past year has been, a party to any contractual arrangements or understandings with any person with respect to the securities of the Company.

                        PRINCIPAL HOLDERS OF COMMON STOCK

                  Based on the Company's Form 10-KSB/A dated April 25, 2000, the following are the only persons who beneficially own more than 5% of the Common Stock of the Company:


                          NAME AND ADDRESS                          NUMBER OF SHARES           PERCENTAGE
                        OF BENEFICIAL OWNER                        BENEFICIALLY OWNED           OF CLASS
                        -------------------                        ------------------           --------

        Gregory Rotman
        4 Brussels Street                                              8,309,005                 17.66%
        Suite 220
        Worcester, Massachusetts 01610

        Richard Rotman
        4 Brussels Street                                              10,155,451                21.58%
        Suite 220
        Worcester, Massachusetts 01610

        Marc Stengel                                                   12,925,119                27.47%
        [address]

        Hannah Kramer                                                  5,539,337                 11.77%
        [address]


     Gregory Rotman, Richard Rotman and Marc Stengel are all of the executive officers of the Company and they and Hannah Kramer are all of the directors of the Company. Gregory Rotman, Richard Rotman, Marc Stengel and Hannah Kramer as a group own 36,928,912 shares representing 78.4% of the outstanding Common Stock.


                              STOCKHOLDER PROPOSALS

     In order for a proposal by a stockholder of the Company to be included in the Company's proxy statement for the 2001 annual meeting of stockholders, the proposal must be received by the Company no later than February 15, 2001. Shareholders who intend to present a proposal at the 2001 annual meeting of stockholders, but who do not wish to have such proposal included in the Company's Proxy Statement for such meeting, must provide notice of such proposal to the Company's Secretary at the Company's executive offices not later than May 1, 2001.

                VOTE TODAY --- ELECT THE ROTMAN GROUP'S NOMINEES


     Your vote is important, no matter how many or how few of the Company's Common Shares you own. The Rotman Group urges you to mark, sign, date and return the enclosed [BLUE] proxy card to vote for election of the Nominees. The Rotman Group urges you to vote for the Nominees --- every vote counts.

     If your shares of Common Stock of the Company are registered in your own name, please mark, sign and date the enclosed [BLUE] proxy card and return it to the Rotman Group, c/o of D.F. King & Co., Inc., in the enclosed envelope in time to be voted at the Meeting. If any of your shares of Common Stock of the Company are held in the name of a brokerage firm, bank, bank nominee or other institution on the record date, only it can vote such shares of the Company's Common Stock and only upon receipt of your specific instructions. Accordingly, please contact the person responsible for your account and instruct that person to execute on your behalf the [BLUE] proxy card. The Rotman Group urges you to confirm your instructions in writing to the person responsible for your account and to provide a copy of such instructions to the Rotman Group, c/o D.F. King & Co., Inc. at the address indicated below. If you have any questions, please call:

                              D.F. King & Co., Inc.
                                 77 Water Street
                            New York, New York 10005
                         Call Toll Free: (800) 431-9629

August ____, 2000



PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED [BLUE] PROXY CARD PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. BY MARKING, SIGNING, DATING AND RETURNING THE ENCLOSED [BLUE] PROXY CARD, ANY PROXY PREVIOUSLY SIGNED BY YOU WILL BE REVOKED. REMEMBER, ONLY YOUR LATEST DATED PROXY WILL COUNT AT THE MEETING.

                               PROXY SOLICITED BY
                       GREGORY ROTMAN AND RICHARD ROTMAN
                              (the "Rotman Group")
                          IN SUPPORT OF THEIR NOMINEES
                          TO THE BOARD OF DIRECTORS OF
                            SALES ONLINE DIRECT, INC.


     The undersigned hereby appoints Gregory Rotman and Richard Rotman and each of them, the proxy or proxies of the undersigned, with full power of substitution, to vote all shares of Common Stock, par value $.001 per share, of Sales OnLine Direct, Inc. (the "Company") which the undersigned would be entitled to vote if personally present at the 2000 Special Meeting In Lieu of Annual Meeting of Stockholders of the Company and at any and all adjournments, postponements, reschedulings or continuations thereof (the "Meeting").


                       THE ROTMAN GROUP RECOMMENDS A VOTE
                      FOR THE ELECTION OF DIRECTORS BELOW.


1.       Election of Directors (check one box only)

[ ]   FOR ALL NOMINEES listed below

[ ]   WITHHOLD AUTHORITY to vote for all nominees listed below:

      John Martin, Andrew Pilaro, Gregory Rotman, Richard Rotman

(TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVDUAL NOMINEE, CHECK THE "FOR" BOX ABOVE AND WRITE THAT NOMINEE'S NAME ON THE LINE PROVIDED BELOW).

--------------------------------------------------------------------------------

THE PROXIES ARE HEREBY AUTHORIZED TO VOTE IN THEIR DISCRETION UPON ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS, RESCHEDULINGS OR CONTINUATIONS THEREOF.


                                     (over)


     THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO DIRECTION IS INDICATED, IT WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED IN PROPOSAL 1 AND, IN THE DISCRETION OF THE PROXIES, ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS, RESCHEDULINGS OR CONTINUATIONS THEREOF.

     THE ROTMAN GROUP RECOMMENDS THAT YOU VOTE FOR EACH OF THE NOMINEES IN PROPOSAL 1.


                                DATED:_____________________, 2000

                                ___________________________________
                                Signature


                                ___________________________________
                                Signature, if held jointly


                                ___________________________________
                                Title or Authority

                                PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY. JOINT OWNERS SHOULD EACH SIGN PERSONALLY. IF SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE INCLUDE YOUR FULL TITLE. CORPORATE PROXIES SHOULD BE SIGNED BY AN AUTHORIZED OFFICER.


PLEASE SIGN, DATE AND RETURN THIS CARD PROMPTLY USING THE ENCLOSED ENVELOPE.